Exhibit 10.2

GREENMAN TECHNOLOGIES, INC.

June 22, 2007

Mr. David A. Barclay
Senior Vice President and General Counsel
Republic Services, Inc.
110 SE 6th Street - 28th Floor
Fort Lauderdale, FL 33301

Regarding: Promissory Note Dated June 30, 2006 to Republic Services of Georgia,
           Limited Partnership ("RSLP"), a Georgia limited partnership.

Dear David:

Pursuant to our recent discussions, we seek to confirm your agreement that RSLP hereby agrees to accept seven (7) equal payments of $15,411.30 commencing June 30, 2007 with the final payment due December 31, 2007 in lieu of the lump sum payment of $107,879.12 as required pursuant to the terms of the above referenced promissory note.

David, if you are in agreement with the above, please acknowledge your agreement below and forward this letter back to my attention.


Sincerely,

/s/ Charles E. Coppa                  /s/ David A. Barclay
--------------------                  --------------------
Charles E. Coppa                      Agreed,
Chief Financial Officer               Mr. David A. Barclay
                                      Senior Vice President and General Counsel